Exhibit 99.1

FOR IMMEDIATE RELEASE

Sonic Automotive, Inc. Reports Record Results

Continuing Operations Quarterly Earnings Per Share of $0.84

Fourth Quarter 2016 Results

•	Record Q4 pre-owned units and gross profit of 29,621 and $41.5 million, respectively

•	Record Q4 fixed operations gross profit of $169.9 million, up 0.5% over the prior year quarter

•	Record Q4 F&I gross profit and gross profit per retail unit of $88.3 million and $1,363, respectively

•	Record Q4 total gross profit of $371.7 million, up 2.2% over the prior year quarter

•	EchoPark® stores retailed 1,330 units, up 74.1% over the prior year quarter

Full Year 2016 Results

•	Record annual pre-owned units of 119,174, up 1.8% over the prior year

•	Record annual fixed operations gross profit of $674.1 million, up 1.3% over the prior year

•	Record annual F&I gross profit and gross profit per retail unit of $343.3 million and $1,354, respectively

•	Record annual total gross profit of $1.429 billion, up 1.0% over the prior year

•	EchoPark® stores retailed 4,865 units, up 50.9% over the prior year

CHARLOTTE, N.C. – February 21, 2017 – Sonic Automotive, Inc. (NYSE: SAH), one of the nation’s largest automotive retailers, today reported financial results for the fourth quarter and full year of 2016.

GAAP Basis

Net income from continuing operations for the fourth quarter of 2016 and 2015 was $38.0 million, or $0.84 per diluted share, and $31.5 million, or $0.63 per diluted share, respectively. Also included in the reported amounts for the fourth quarter of 2016 and 2015 is a net loss from operations related to EchoPark® of $1.3 million, or $0.03 per diluted share, and $2.2 million, or $0.04 per diluted share, respectively.

Net income from continuing operations for the full year of 2016 and 2015 was $94.5 million, or $2.06 per diluted share, and $88.1 million, or $1.73 per diluted share, respectively. Also included in the reported amounts for the full year of 2016 and 2015 is a net loss from operations related to EchoPark® of $7.8 million, or $0.17 per diluted share, and $10.8 million, or $0.21 per diluted share, respectively.

Adjusted Basis

Adjusted net income from continuing operations and related earnings per diluted share are non-GAAP financial measures. The schedules included in this press release reconcile these non-GAAP financial measures to the most directly comparable GAAP financial measures.

Adjusted net income from continuing operations for the fourth quarter of 2016 and 2015 was $29.8 million, or $0.66 per diluted share, and $30.9 million, or $0.61 per diluted share, respectively. The adjustments in the 2016 quarterly period relate to gains for a settlement with an original equipment manufacturer (“OEM”) and the adjustment of physical damage loss accruals offset partially by losses related to fixed asset impairments and lease exit charges. The adjustments in the 2015 quarterly period relate to gains from the disposal of dealership franchises, offset partially by losses related to fixed asset and franchise asset impairments.

Adjusted net income from continuing operations for the full year of 2016 and 2015 was $92.3 million, or $2.01 per diluted share, and $100.2 million, or $1.97 per diluted share, respectively. The adjustments in the 2016 annual period relate to gains for a settlement with an OEM, partially offset by charges related to physical damage losses, lease exit charges and fixed asset impairments. The adjustments in the 2015 annual period related to charges related to physical damage losses, legal matters, lease exit charges and fixed assets impairments, franchise assets and goodwill, offset partially by gains from the disposal of dealership franchises.

Commentary

Jeff Dyke, Sonic’s EVP of Operations, stated, “We are very proud of our record setting performance in the fourth quarter and throughout 2016. During the year, increases in fixed operations and F&I gross profit have been able to overshadow challenges experienced in the new and used vehicle gross profit categories. We are very proud of our team for how they handled these challenges driven by recalls, over-supply of inventory and softening in the Houston, Texas market. The December month was an all-time record breaking month for us and offset a weaker start to the quarter. We sold, grossed, serviced and profited more in December than in any month in our company’s history. We believe our brand mix, improvements in the Houston economy and our team’s execution of our Playbook strategy helped lead to this record breaking performance. In addition, our stores representing three of our most significant brands, Honda, BMW and Mercedes, were able to outpace industry unit results during the fourth quarter.”

“EchoPark® continues to improve its performance from an operational and financial standpoint. Several of the original stores in Denver were cash flow positive in the fourth quarter at the store operating level and our first store that has been open the longest was profitable for the year. We have an additional store opening in Colorado Springs in the second quarter that will bring our store count total in Colorado to six. Our next market we expect to open will be in Texas, specifically, the San Antonio market where we anticipate openings of at least three new locations in late 2017. We are excited about our EchoPark® performance and the progress we are making from a profit perspective. We also continue to have one of the highest Reputation.com scores for auto retail, and retail in general, as guests continue to tell us that the goal we set of developing the best guest experience in the industry is being met!”

2017 Outlook

B. Scott Smith, the Company’s Chief Executive Officer, noted, “The 2016 year proved to be a bit of a roller coaster ride from month-to-month as we believe consumer uncertainty, the effect of recalls and stop-sales made it challenging for all automotive retailers. We expect 2017 to be consistent with the 2016 environment for dealers and anticipate new vehicle industry volume to be between 17.0 million and 17.5 million units. We project diluted earnings per share from continuing operations for 2017 to be between $2.00 and $2.10 per share. This range includes the effect of projected EchoPark® results and expansion. We are projecting a loss related to EchoPark® for 2017 of between $0.23 and $0.27 per diluted share. We will have additional comments on our 2017 outlook in our earnings call later today.”

Dividend

Sonic’s Board of Directors approved a quarterly dividend of $0.05 per share payable in cash for stockholders of record on March 15, 2017. The dividend will be payable on April 14, 2017.

Fourth Quarter Earnings Conference Call

Senior management will host a conference call today at 11:00 A.M. (Eastern) to discuss the quarter’s results. To access the live broadcast of the call over the Internet go to: www.sonicautomotive.com, then click on “Our Company,” then “Investor Relations,” then “Earnings Conference Calls.”

Presentation materials for the conference call can be accessed on the Company’s website at www.sonicautomotive.com by clicking on the “Investor Relations” tab under “Our Company” and choosing “Webcasts & Presentations.”

The conference call will also be available live by dialing in 10 minutes prior to the start of the call at:

Domestic: 1.877.450.3867

International: 1.706.643.0958

Conference ID: 57878967

A conference call replay will be available one hour following the call for seven days and can be accessed by calling:

Domestic: 1.855.859.2056

International: 1.404.537.3406

Conference ID: 57878967

About Sonic Automotive

Sonic Automotive, Inc., a Fortune 500 company based in Charlotte, N.C., is one of the nation’s largest automotive retailers. Sonic can be reached on the web at www.sonicautomotive.com.

Forward Looking Statements

Included herein are forward-looking statements, including statements with respect to anticipated expansion of our EchoPark® business, the estimated new vehicle industry volume in 2017 and anticipated diluted earnings per share from continuing operations for the full year ending December 31, 2017. There are many factors that affect management’s views about future events and trends of the Company’s business. These factors involve risks and uncertainties that could cause actual results or trends to differ materially from management’s views, including without limitation, economic conditions in the markets in which we operate, new and used vehicle industry sales volume, the success of our operational strategies, the rate and timing of overall economic recovery or decline, and the risk factors described in the Company’s annual report on Form 10-K for the year ending December 31, 2015. The Company does not undertake any obligation to update forward-looking information, except as required under federal securities laws and the rules and regulations of the Securities and Exchange Commission (the “SEC”).

Non-GAAP Financial Measures

This press release and the attached financial tables contain certain non-GAAP financial measures as defined under SEC rules, such as adjusted net income from continuing operations and related earnings per diluted share, which exclude certain items disclosed in the attached financial tables. As required by SEC rules, the Company provides reconciliations of these measures to the most directly comparable GAAP financial measures. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure, provide a meaningful presentation of the Company’s results from its core business operations excluding the impact of items not related to the Company’s ongoing core business operations, and improve the period-to-period comparability of the Company’s results from its core business operations.

###

Contact:	Heath Byrd, Chief Financial Officer (704) 566-2400
C.G. Saffer, Vice President and Chief Accounting Officer (704) 566-2439

Sonic Automotive, Inc.

Results of Operations (Unaudited)

This release contains certain non-GAAP financial measures (the “Adjusted” amounts) as defined under SEC rules, such as, but not limited to, adjusted income from continuing operations and related earnings per share data. The Company has reconciled these measures to the most directly comparable GAAP measures (the “Reported” amounts) in the release. The Company believes that these non-GAAP financial measures improve the transparency of the Company’s disclosure by providing period-to-period comparability of the Company’s results from operations.

	Three Months Ended December 31,		Twelve Months Ended December 31,
	2016	2015	2016	2015
	(In thousands, except per share and unit data)
Revenues:
New retail vehicles	$1,396,413	$1,377,661	$5,180,535	$5,205,688
Fleet vehicles	11,914	22,101	53,970	59,713

Total new vehicles	1,408,327	1,399,762	5,234,505	5,265,401
Used vehicles	651,608	607,430	2,533,122	2,512,024
Wholesale vehicles	57,906	34,579	211,048	155,339

Total vehicles	2,117,841	2,041,771	7,978,675	7,932,764
Parts, service and collision repair	350,726	345,068	1,409,819	1,364,947
Finance, insurance and other, net	88,346	83,796	343,285	326,588

Total revenues	2,556,913	2,470,635	9,731,779	9,624,299
Gross profit	371,735	363,848	1,429,274	1,414,612
Selling, general and administrative expenses	(267,135)	(275,002)	(1,110,856)	(1,110,565)
Impairment charges	(1,824)	(1,257)	(8,063)	(17,955)
Depreciation and amortization	(20,144)	(17,846)	(77,446)	(68,799)

Operating income (loss)	82,632	69,743	232,909	217,293
Other income (expense):
Interest expense, floor plan	(7,919)	(5,840)	(27,716)	(21,326)
Interest expense, other, net	(12,546)	(12,275)	(50,106)	(50,910)
Other income (expense), net	5	—	125	99

Total other income (expense)	(20,460)	(18,115)	(77,697)	(72,137)

Income (loss) from continuing operations before taxes	62,172	51,628	155,212	145,156
Provision for income taxes for continuing operations - benefit (expense)	(24,131)	(20,121)	(60,696)	(57,065)

Income (loss) from continuing operations	38,041	31,507	94,516	88,091

Income (loss) from discontinued operations	(405)	(449)	(1,323)	(1,780)

Net income (loss)	$37,636	$31,058	$93,193	$86,311

Diluted earnings (loss) per common share:
Earnings (loss) per share from continuing operations	$0.84	$0.63	$2.06	$1.73
Earnings (loss) per share from discontinued operations	(0.01)	(0.01)	(0.03)	(0.03)

Earnings (loss) per common share	$0.83	$0.62	$2.03	$1.70

Weighted average common shares outstanding	45,341	50,278	45,948	50,883
Gross Margin Data (Continuing Operations):
New retail vehicles	5.3%	5.4%	5.0%	5.2%
Fleet vehicles	(0.3%)	0.1%	0.3%	(0.3%)
Total new vehicles	5.2%	5.3%	5.0%	5.1%
Used vehicles	6.4%	6.4%	6.3%	6.5%
Wholesale vehicles	(3.3%)	(5.8%)	(3.5%)	(4.7%)
Parts, service and collision repair	48.4%	49.0%	47.8%	48.8%
Finance, insurance and other	100.0%	100.0%	100.0%	100.0%
Overall gross margin	14.5%	14.7%	14.7%	14.7%
SG&A Expenses (Continuing Operations):
Compensation	$167,724	$169,510	$674,617	$666,668
Advertising	15,840	15,470	61,674	61,630
Rent	18,638	18,481	73,903	73,539
Other	64,933	71,541	300,662	308,728

Total SG&A expenses	$267,135	$275,002	$1,110,856	$1,110,565
SG&A expenses as % of gross profit	71.9%	75.6%	77.7%	78.5%
Operating Margin %	3.2%	2.8%	2.4%	2.3%
Unit Data (Continuing Operations):
New retail units	35,188	35,228	134,288	138,129
Fleet units	374	628	1,715	1,872

Total new units	35,562	35,856	136,003	140,001
Used units	29,621	28,220	119,174	117,123
Wholesale units	9,086	6,594	35,098	30,168

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Three Months Ended December 31, 2016
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	44,764	$38,041		$(405)		$37,636
Effect of participating securities:
Non-vested restricted stock		(22)		—		(22)

Basic earnings (loss) and shares	44,764	$38,019	$0.85	$(405)	$(0.01)	$37,614	$0.84
Effect of dilutive securities:
Stock compensation plans	577

Diluted earnings (loss) and shares	45,341	$38,019	$0.84	$(405)	$(0.01)	$37,614	$0.83

Adjustments:
OEM Settlement		$(14,836)		$—		$(14,836)
Impairment charges		1,824		—		1,824
Storm damage and other		(411)		450		39

Total adjustments before taxes		(13,423)		450		(12,973)
Income tax effect of above adjustments		5,210		(153)		5,057

Effect of adjustments, net of income taxes		$(8,213)	$(0.18)	$297	$0.01	$(7,916)	$(0.17)
Adjusted:

Earnings (loss) and diluted earnings (loss) per share (1)		$29,828	$0.66	$(108)	$—	$29,720	$0.66

(1) Net loss attributable to EchoPark® operations was $0.03 per fully diluted share in the three months ended December 31, 2016.
	Three Months Ended December 31, 2015
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	49,872	$31,507		$(449)		$31,058
Effect of participating securities:
Non-vested restricted stock		(13)		—		(13)

Basic earnings (loss) and shares	49,872	$31,494	$0.63	$(449)	$(0.01)	$31,045	$0.62
Effect of dilutive securities:
Stock compensation plans	406

Diluted earnings (loss) and shares	50,278	$31,494	$0.63	$(449)	$(0.01)	$31,045	$0.62

Adjustments:
Gain on disposal		$(2,323)		$—		$(2,323)
Impairment charges		1,257		—		1,257

Total adjustments before taxes		(1,066)		—		(1,066)
Income tax effect of above adjustments		415		—		415

Effect of adjustments, net of income taxes		$(651)	$(0.02)	$—	$—	$(651)	$(0.02)

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (2)		$30,856	$0.61	$(449)	$(0.01)	$30,407	$0.60

(2)	Net loss attributable to EchoPark® operations was $0.04 per fully diluted share in the three months ended December 31, 2015.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Per Share Data

	Twelve Months Ended December 31, 2016
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	45,637	$94,516		$(1,323)		$93,193
Effect of participating securities:
Non-vested restricted stock		(52)		—		(52)

Basic earnings (loss) and shares	45,637	$94,464	$2.07	$(1,323)	$(0.03)	$93,141	$2.04
Effect of dilutive securities:
Stock compensation plans	311

Diluted earnings (loss) and shares	45,948	$94,464	$2.06	$(1,323)	$(0.03)	$93,141	$2.03

Adjustments:
OEM Settlement		$(14,836)		$—		$(14,836)
Impairment charges		7,913		—		7,913
Storm damage and other		3,290		927		4,217

Total adjustments before taxes		(3,633)		927		(2,706)
Income tax effect of above adjustments		1,394		(341)		1,053

Effect of adjustments, net of income taxes		$(2,239)	$(0.05)	$586	$0.01	$(1,653)	$(0.04)

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (3)		$92,277	$2.01	$(737)	$(0.02)	$91,540	$1.99

(3)	Net loss attributable to EchoPark® operations was $0.17 per fully diluted share in the twelve months ended December 31, 2016.

	Twelve Months Ended December 31, 2015
		Income (Loss)		Income (Loss)
		From Continuing		From Discontinued
		Operations		Operations		Net Income (Loss)
	Weighted		Per		Per		Per
	Average		Share		Share		Share
	Shares	Amount	Amount	Amount	Amount	Amount	Amount
	(In thousands, except per share amounts)
Reported:
Earnings (loss) and shares	50,489	$88,091		$(1,780)		$86,311
Effect of participating securities:
Non-vested restricted stock		(36)		—		(36)

Basic earnings (loss) and shares	50,489	$88,055	$1.74	$(1,780)	$(0.03)	$86,275	$1.71
Effect of dilutive securities:
Stock compensation plans	394

Diluted earnings (loss) and shares	50,883	$88,055	$1.73	$(1,780)	$(0.03)	$86,275	$1.70

Adjustments:
Gain on disposal		$(3,279)		$—		$(3,279)
Impairment charges		17,918		—		17,918
Storm damage and other		5,138		—		5,138

Total adjustments before taxes		19,777		—		19,777
Income tax effect of above adjustments		(7,713)		—		(7,713)

Effect of adjustments, net of income taxes		$12,064	$0.24	$—	$(0.01)	$12,064	$0.23

Adjusted:

Earnings (loss) and diluted earnings (loss) per share (4)		$100,155	$1.97	$(1,780)	$(0.04)	$98,375	$1.93

(4)	Net loss attributable to EchoPark® operations was $0.19 per fully diluted share in the twelve months ended December 31, 2015.

Sonic Automotive, Inc.

Results of Operations (Unaudited)

New Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$1,408,327	$1,399,762	$8,565		0.6%
Gross profit	$73,916	$74,209	$(293)		(0.4%)
Unit sales	35,562	35,856	(294)		(0.8%)
Revenue per unit	$39,602	$39,038	$564		1.4%
Gross profit per unit	$2,079	$2,070	$9		0.4%
Gross profit as a % of revenue	5.2%	5.3%	(10	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$5,234,505	$5,265,401	$(30,896)		(0.6%)
Gross profit	$260,594	$267,929	$(7,335)		(2.7%)
Unit sales	136,003	140,001	(3,998)		(2.9%)
Revenue per unit	$38,488	$37,610	$878		2.3%
Gross profit per unit	$1,916	$1,914	$2		0.1%
Gross profit as a % of revenue	5.0%	5.1%	(10	) bps

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$1,393,218	$1,394,423	$(1,205)		(0.1%)
Gross profit	$73,391	$74,428	$(1,037)		(1.4%)
Unit sales	35,261	35,726	(465)		(1.3%)
Revenue per unit	$39,512	$39,031	$481		1.2%
Gross profit per unit	$2,081	$2,083	$(2)		(0.1%)
Gross profit as a % of revenue	5.3%	5.3%	—	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$5,214,210	$5,221,517	$(7,307)		(0.1%)
Gross profit	$259,403	$266,632	$(7,229)		(2.7%)
Unit sales	135,605	138,901	(3,296)		(2.4%)
Revenue per unit	$38,451	$37,592	$859		2.3%
Gross profit per unit	$1,913	$1,920	$(7)		(0.4%)
Gross profit as a % of revenue	5.0%	5.1%	(10	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Used Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$651,608	$607,430	$44,178		7.3%
Gross profit	$41,464	$38,772	$2,692		6.9%
Unit sales	29,621	28,220	1,401		5.0%
Revenue per unit	$21,998	$21,525	$473		2.2%
Gross profit per unit	$1,400	$1,374	$26		1.9%
Gross profit as a % of revenue	6.4%	6.4%	—	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$2,533,122	$2,512,024	$21,098		0.8%
Gross profit	$158,585	$162,042	$(3,457)		(2.1%)
Unit sales	119,174	117,123	2,051		1.8%
Revenue per unit	$21,256	$21,448	$(192)		(0.9%)
Gross profit per unit	$1,331	$1,384	$(53)		(3.8%)
Gross profit as a % of revenue	6.3%	6.5%	(20	) bps

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$632,856	$603,026	$29,830		4.9%
Gross profit	$38,591	$38,681	$(90)		(0.2%)
Unit sales	28,781	28,000	781		2.8%
Revenue per unit	$21,989	$21,537	$452		2.1%
Gross profit per unit	$1,341	$1,381	$(40)		(2.9%)
Gross profit as a % of revenue	6.1%	6.4%	(30	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$2,502,267	$2,481,090	$21,177		0.9%
Gross profit	$156,841	$161,743	$(4,902)		(3.0%)
Unit sales	117,814	115,549	2,265		2.0%
Revenue per unit	$21,239	$21,472	$(233)		(1.1%)
Gross profit per unit	$1,331	$1,400	$(69)		(4.9%)
Gross profit as a % of revenue	6.3%	6.5%	(20	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Wholesale Vehicles

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$57,906	$34,579	$23,327		67.5%
Gross profit (loss)	$(1,890)	$(2,003)	$113		5.6%
Unit sales	9,086	6,594	2,492		37.8%
Revenue per unit	$6,373	$5,244	$1,129		21.5%
Gross profit (loss) per unit	$(208)	$(304)	$96		31.6%
Gross profit (loss) as a % of revenue	(3.3%)	(5.8%)	250	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Reported:
Revenue	$211,048	$155,339	$55,709		35.9%
Gross profit (loss)	$(7,316)	$(7,368)	$52		0.7%
Unit sales	35,098	30,168	4,930		16.3%
Revenue per unit	$6,013	$5,149	$864		16.8%
Gross profit (loss) per unit	$(208)	$(244)	$36		14.8%
Gross profit (loss) as a % of revenue	(3.5%)	(4.7%)	120	bps

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$56,696	$34,436	$22,260		64.6%
Gross profit (loss)	$(1,762)	$(1,898)	$136		7.2%
Unit sales	8,845	6,569	2,276		34.6%
Revenue per unit	$6,410	$5,242	$1,168		22.3%
Gross profit (loss) per unit	$(199)	$(289)	$90		31.1%
Gross profit (loss) as a % of revenue	(3.1%)	(5.5%)	240	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands, except units and per unit data)
Same Store:
Revenue	$209,323	$153,705	$55,618		36.2%
Gross profit (loss)	$(7,062)	$(6,969)	$(93)		(1.3%)
Unit sales	34,798	29,869	4,929		16.5%
Revenue per unit	$6,015	$5,146	$869		16.9%
Gross profit (loss) per unit	$(203)	$(233)	$30		12.9%
Gross profit (loss) as a % of revenue	(3.4%)	(4.5%)	110	bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$139,550	$145,787	$(6,237)		(4.3%)
Warranty	67,656	58,923	8,733		14.8%
Wholesale parts	43,337	44,602	(1,265)		(2.8%)
Internal, sublet and other	100,183	95,756	4,427		4.6%

Total	$350,726	$345,068	$5,658		1.6%

Gross profit
Customer pay	$73,958	$79,475	$(5,517)		(6.9%)
Warranty	36,973	31,795	5,178		16.3%
Wholesale parts	7,450	7,917	(467)		(5.9%)
Internal, sublet and other	51,519	49,887	1,632		3.3%

Total	$169,900	$169,074	$826		0.5%

Gross profit as a % of revenue
Customer pay	53.0%	54.5%	(150	) bps
Warranty	54.6%	54.0%	60	bps
Wholesale parts	17.2%	17.8%	(60	) bps
Internal, sublet and other	51.4%	52.1%	(70	) bps
Total	48.4%	49.0%	(60	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Reported:
Revenue
Customer pay	$582,557	$577,265	$5,292		0.9%
Warranty	240,415	228,093	12,322		5.4%
Wholesale parts	176,870	181,296	(4,426)		(2.4%)
Internal, sublet and other	409,977	378,293	31,684		8.4%

Total	$1,409,819	$1,364,947	$44,872		3.3%

Gross profit
Customer pay	$314,791	$316,026	$(1,235)		(0.4%)
Warranty	129,924	126,571	3,353		2.6%
Wholesale parts	30,754	32,249	(1,495)		(4.6%)
Internal, sublet and other	198,657	190,575	8,082		4.2%

Total	$674,126	$665,421	$8,705		1.3%

Gross profit as a % of revenue
Customer pay	54.0%	54.7%	(70	) bps
Warranty	54.0%	55.5%	(150	) bps
Wholesale parts	17.4%	17.8%	(40	) bps
Internal, sublet and other	48.5%	50.4%	(190	) bps
Total	47.8%	48.8%	(100	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Parts, Service and Collision Repair (“Fixed Operations”)

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$138,954	$145,057	$(6,103)		(4.2%)
Warranty	67,386	58,637	8,749		14.9%
Wholesale parts	43,320	44,353	(1,033)		(2.3%)
Internal, sublet and other	98,692	95,272	3,420		3.6%

Total	$348,352	$343,319	$5,033		1.5%

Gross profit
Customer pay	$73,667	$79,057	$(5,390)		(6.8%)
Warranty	36,802	31,641	5,161		16.3%
Wholesale parts	7,448	7,864	(416)		(5.3%)
Internal, sublet and other	50,876	49,713	1,163		2.3%

Total	$168,793	$168,275	$518		0.3%

Gross profit as a % of revenue
Customer pay	53.0%	54.5%	(150	) bps
Warranty	54.6%	54.0%	60	bps
Wholesale parts	17.2%	17.7%	(50	) bps
Internal, sublet and other	51.6%	52.2%	(60	) bps
Total	48.5%	49.0%	(50	) bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Same Store:
Revenue
Customer pay	$581,642	$569,924	$11,718		2.1%
Warranty	240,065	225,572	14,493		6.4%
Wholesale parts	176,850	178,958	(2,108)		(1.2%)
Internal, sublet and other	407,371	374,003	33,368		8.9%

Total	$1,405,928	$1,348,457	$57,471		4.3%

Gross profit
Customer pay	$314,342	$311,926	$2,416		0.8%
Warranty	129,721	125,255	4,466		3.6%
Wholesale parts	30,752	31,770	(1,018)		(3.2%)
Internal, sublet and other	196,758	188,423	8,335		4.4%

Total	$671,573	$657,374	$14,199		2.2%

Gross profit as a % of revenue
Customer pay	54.0%	54.7%	(70	) bps
Warranty	54.0%	55.5%	(150	) bps
Wholesale parts	17.4%	17.8%	(40	) bps
Internal, sublet and other	48.3%	50.4%	(210	) bps
Total	47.8%	48.8%	(100	) bps

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Finance, Insurance and Other, Net (“F&I”)

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$88,346	$83,796	$4,550	5.4%
Gross profit per retail unit (excludes fleet)	$1,363	$1,321	$42	3.2%

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Reported:
Revenue	$343,285	$326,588	$16,697	5.1%
Gross profit per retail unit (excludes fleet)	$1,354	$1,279	$75	5.9%

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$85,445	$83,393	$2,052	2.5%
Gross profit per retail unit (excludes fleet)	$1,342	$1,322	$20	1.5%

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change	% Change
	(In thousands, except per unit data)
Same Store:
Revenue	$338,733	$323,556	$15,177	4.7%
Gross profit per retail unit (excludes fleet)	$1,346	$1,281	$65	5.1%

Sonic Automotive, Inc.

Results of Operations (Unaudited)

Selling, General and Administrative (“SG&A”) Expenses

	Three Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Reported:
Compensation	$167,724	$169,510	$1,786		1.1%
Advertising	15,840	15,470	(370)		(2.4%)
Rent	18,638	18,481	(157)		(0.8%)
Other	64,933	71,541	6,608		9.2%

Total SG&A expenses	$267,135	$275,002	$7,867		2.9%

Adjustments:
OEM Settlement	$14,836	$—
Storm damage and other	411	—
Gain on disposal	—	2,323

Total SG&A adjustments	$15,247	$2,323

Adjusted:

Total adjusted SG&A expenses	$282,382	$277,325	$(5,057)		(1.8%)

Reported:
SG&A expenses as a % of gross profit
Compensation	45.1%	46.6%	150	bps
Advertising	4.3%	4.3%	0	bps
Rent	5.0%	5.1%	10	bps
Other	17.5%	19.6%	210	bps

Total SG&A expenses as a % of gross profit	71.9%	75.6%	370	bps

Adjustments:
OEM Settlement	4.0%	0.0%
Storm damage and other	0.1%	0.0%
Gain on disposal	0.0%	0.6%

Total effect of adjustments	4.1%	0.6%

Adjusted:

Total adjusted SG&A as a % of gross profit	76.0%	76.2%	20	bps

	Twelve Months Ended December 31,		Better / (Worse)
	2016	2015	Change		% Change
	(In thousands)
Reported:
Compensation	$674,617	$666,668	$(7,949)		(1.2%)
Advertising	61,674	61,630	(44)		(0.1%)
Rent	73,903	73,539	(364)		(0.5%)
Other	300,662	308,728	8,066		2.6%

Total SG&A expenses	$1,110,856	$1,110,565	$(291)		(0.0%)

Adjustments:
OEM Settlement	$14,836	$—
Storm damage and other	(3,290)	(5,138)
Gain on disposal	—	3,279

Total SG&A adjustments	$11,546	$(1,859)

Adjusted:

Total adjusted SG&A expenses	$1,122,402	$1,108,706	$(13,696)		(1.2%)

Reported:
SG&A expenses as a % of gross profit
Compensation	47.2%	47.1%	(10	) bps
Advertising	4.3%	4.4%	10	bps
Rent	5.2%	5.2%	0	bps
Other	21.0%	21.8%	80	bps

Total SG&A expenses as a % of gross profit	77.7%	78.5%	80	bps

Adjustments:
OEM Settlement	1.0%	0.0%
Storm damage and other	(0.2%)	(0.3%)
Gain on disposal	0.0%	0.2%

Total effect of adjustments	0.8%	(0.1%)

Adjusted:

Total adjusted SG&A as a % of gross profit	78.5%	78.4%	(10	) bps